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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

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

               Delaware                                 1-11123                                            36-3817266
    (State or Other Jurisdiction of                (Commission File              (I.R.S. Employer Identification No.)
            Incorporation)                              Number)


333 West Wacker Drive, Chicago, Illinois                                                                        60606
(Address of Principal Executive Offices)                                                                   (Zip Code)
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       Registrant's telephone number, including area code: (312) 917-7700



          (Former Name or Former Address, if Changed Since Last Report)




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Item 9.  Regulation FD Disclosure and Disclosure of Results of Operations and
Financial Condition (Item 12).


         The following information is being furnished under Items 9 and 12 of Form 8-K: On July 15, 2003, Nuveen Investments, Inc. (the "Company") issued a press release announcing the Company's Second Quarter 2003 earnings. The text of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.





                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NUVEEN INVESTMENTS, INC.


                                       By: /s/ Alan G. Berkshire
                                           ----------------------
                                           Alan G. Berkshire
                                           Senior Vice President

Dated:  July 15, 2003


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                                  EXHIBIT INDEX


Exhibit No.                        Description

   99            Earnings press release of Nuveen Investments, Inc. issued
                 July 15, 2003: Nuveen Investments, Inc. Reports Record Second Quarter Earnings (furnished solely pursuant to Items 9 and 12 of Form 8-K)